UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay, 11300
(Address of registrant’s principal executive offices) (Zip Code)

+598-2-927-2770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

The consent of Deloitte & Co. S.A. to the incorporation by reference in certain of the Company’s registration statements of its report filed with the Company’s Annual Report on Form 10-K, is attached as Exhibit 23.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Co S.A. dated November 15, 2021.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Co S.A. dated November 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: November 15, 2021	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer